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                                                                    Exhibit 10.2

                      Amendment No. 1 to Rights Agreement
                      -----------------------------------

     AMENDMENT dated as of March 26, 2001, to the Rights Agreement dated as of December 17, 1999 (the "Rights Agreement"), by and between ALZA CORPORATION (the "Corporation") and Fleet National Bank (formerly BANKBOSTON, N.A.), as Rights Agent (the "Rights Agent").

     Pursuant to the terms of the Rights Agreement and in accordance with
Section 25.2 thereof, the following actions are hereby taken prior to executing the Merger Agreement and the Option Agreement referred to below:

     Section 1.  Amendments to Rights Agreement.  The Rights Agreement is hereby
                 ------------------------------
amended as follows:

        (a) The definition of "Acquiring Person" in Section 1.1 of the Rights Agreement is amended to add the following sentence at the end thereof:

               "Notwithstanding anything in this Agreement to the contrary, neither Johnson & Johnson nor any of its Affiliates or Associates shall be deemed to be an Acquiring Person, either individually or collectively, solely by virtue of (i) the public announcement of the Merger (as defined in that certain Agreement and Plan of Merger, dated as of March 26, 2001, by and among Johnson & Johnson, the Corporation and Express Merger Sub, Inc. (the "Merger Agreement")), (ii) the acquisition of shares of Common Stock of the Corporation pursuant to the Merger or the Option Agreement (as defined in the Merger Agreement), (iii) the execution of the Merger Agreement or the Option Agreement or (iv) the consummation of the Merger or of the other transactions contemplated in the Merger Agreement or the Option Agreement."

        (b) The definition of "Final Expiration Date" in Section 1.17 of the Rights Agreement is amended to read in its entirety as follows:

               "1.17.  "Final Expiration Date" means the earlier to occur of (1)
                        ---------------------
               the Effective Time, as that term is defined in the Merger Agreement, or (2) December 17, 2009."

         (c) Clause (i) of the first sentence of Section 7.1 of the Rights Agreement is amended to read in its entirety as follows:

               "(i) the Close of Business on the Final Expiration Date, or".

         (d) The definition of "Triggering Event" in Section 1.38 of the Rights Agreement is amended to add the following sentence at the end thereof:

               "Notwithstanding anything in this Agreement to the contrary, no Triggering Event shall be deemed to have occurred solely as the result of (i) the public announcement of the Merger (as defined
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               in the Merger Agreement), (ii) the acquisition of shares of
               Common Stock of the Corporation pursuant to the Merger or the Option Agreement (as defined in the Merger Agreement), (iii) the execution of the Merger Agreement or the Option Agreement or (iv) the consummation of the Merger or of the other transactions contemplated in the Merger Agreement or the Option Agreement."

         (e) Section 3.1 of the Rights Agreement is amended to add the following sentence at the end thereof:

               "Notwithstanding anything in this Agreement to the contrary, neither a Shares Acquisition Date nor a Distribution Date shall be deemed to have occurred solely as the result of (i) the public announcement of the Merger (as defined in the Merger Agreement),
               (ii) the acquisition of shares of Common Stock of the Corporation pursuant to the Merger or the Option Agreement (as defined in the Merger Agreement), (iii) the execution of the Merger Agreement or the Option Agreement or (iv) the consummation of the Merger or of the other transactions contemplated in the Merger Agreement or the Option Agreement."

        Section 2.  Full Force and Effect.  Except as expressly amended hereby,
                    ---------------------
the Rights Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

        Section 3.  Governing Law.  This Amendment shall be governed by and
                    -------------
construed in accordance with the law of the State of Delaware applicable to contracts to be made and performed entirely within such State.

        Section 4.  Counterparts.  This Amendment may be signed in one or more
                    ------------
counterparts, all of which shall be considered one and the same instrument.
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     IN WITNESS WHEREOF, the Corporation and the Rights Agents have caused this
Amendment to be duly executed as of the day and year first above written.



                              ALZA CORPORATION


                              By:  /s/ Peter D. Staple
                                  -------------------

                              Name:  Peter D. Staple
                                     ---------------

                              Title:  Executive Vice President, General Counsel
                                      -----------------------------------------


                              FLEET NATIONAL BANK
                              as Rights Agent



                              By:  /s/ Michael J. Connor
                                  ---------------------

                              Name:  Michael J. Connor
                                    ------------------

                              Title:  Managing Director
                                    -----------------